UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                January 3, 2005
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                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



             Wisconsin                  001-13615                22-2423556
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  (State or other Jurisdiction of   (Commission File No.)    (IRS Employer
           Incorporation)                                  Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Rayovac Corporation (the "Company") on January 4, 2005 solely to set forth certain information that was previously reported in such Form 8-K under the following Item 3.02.

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         On January 3, 2005, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Lindbergh Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, and United Industries Corporation, a Delaware corporation
("United"), pursuant to which the Company will acquire all of the outstanding equity interests of United. A portion of the total merger consideration to be paid by the Company for all of the outstanding equity interests of United will consist of 13.75 million shares of Company common stock.

         The shares of Company stock to be delivered in connection with the Merger Agreement will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended by reason of Section 4(2) thereof, Regulation D, or other private offering exemptions, and similar exemptions under applicable state securities laws.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 10, 2005                  RAYOVAC CORPORATION



                                         By:  /s/ Randall J. Steward
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                                             Name:  Randall J. Steward
                                             Title: Executive Vice President and
                                                    Chief Financial Officer